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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: June 4, 1996
                    (Date of the Earliest Event Reported)



                        NUMERICA FINANCIAL CORPORATION
            (Exact name of Registrant as specified in its charter)



      New Hampshire                     0-13917                  02-0386596
- ----------------------------        ----------------       ---------------------
(State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation)                   Number)                Identification Number


           P.O. Box 10658
       Bedford, New Hampshire                                       03110
- ----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)


                                 603/668-0300
                                 ------------
             (Registrant's Telephone Number, including area code)



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Items 1 - 2.    Not applicable

Item 3.         Bankruptcy or Receivership

                On June 4, 1996, Numerica Financial Corporation (the "Company") filed voluntary chapter 7 petition in the United States Bankruptcy Court for the District of New Hampshire (Case No. 96-11535-MWV). The interim trustee appointed in the case is Victor M. Dahar, Esquire. The Company estimates that, after payment of any administrative expenses incurred during the administration of the chapter 7 case, there will be no funds available for distribution to holders of any equity securities in the Company.

Items 4 - 8.    Not applicable




                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NUMERICA FINANCIAL CORPORATION

Dated: June 13, 1996                            By: John J. Reilly
                                                    --------------
                                                    John J. Reilly
                                                    Chairman